The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

Via Edgar

February 28, 2020

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account R
File Number: 811-21438
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account R, a unit investment trust registered under the Act, sent to contract owners the Annual Reports of the participating funds of the following underlying management investment companies:

Underlying Management Investment Company

Victory Variable Insurance Funds

AllianceBernstein Variable Products Series Fund, Inc.

BlackRock Variable Series Funds, Inc.

Columbia Funds Variable Insurance Trust

Davis Variable Account Fund, Inc.

Value Line Strategic Asset Management Trust

Fidelity Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products

The Alger Portfolios

Gabelli Capital Series Funds, Inc.

Invesco Variable Insurance Funds

MFS Variable Insurance Trust

Putnam Investments Variable Trust

Ivy Funds Variable Investments Portfolio

Dreyfus Corp. Variable Investment Funds

American Century Variable Portfolios, Inc.

Oppenheimer Variable Account Funds

PIMCO Variable Insurance Trust

Pioneer Variable Contracts Trust

Wells Fargo Variable Trust

ALPS Variable Investment Trust

American Century Variable Portfolios, Inc.

DWS Variable Series II

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Merger Fund VL

Northern Lights Variable Trust

T. Rowe Price Equity Series, Inc.

Putnam Variable Trust

Guardian Variable Products Trust

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Annual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel